UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 21, 2004

Date of Report (Date of earliest event reported)

Commission File Number: 000-27743

PAC-WEST TELECOMM, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	68-0383568 (I.R.S. Employer Identification No.)

1776 W. March Lane, Suite 250 Stockton, California (Address of principal executive offices)	95207 (Zip Code)

(209) 926-3300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2004, the board of directors of Pac-West Telecomm, Inc. (the “Corporation”) resolved to amend and restate the bylaws of the Corporation (the “Amended and Restated Bylaws”) to adopt certain advance notice procedures in connection with meetings of the shareholders that are designed to facilitate orderly consideration of shareholder proposals, to adopt certain additional procedures concerning the conduct of shareholder meetings and to delete certain provisions related to records and reports that are customarily a matter of California law rather than specified in corporate bylaws.

Specifically, a new section 2.06 was added to the Amended and Restated Bylaws, providing certain additional procedures concerning the conduct of shareholder meetings, including provisions outlining the selection and authority of the presiding officer over the shareholder meetings and provisions describing the business that may be properly brought before an annual or special meeting of the shareholders.

In addition, a new section 2.07 was added to the Amended and Restated Bylaws to adopt certain advance notice procedures in connection with meetings of the shareholders, including provisions regarding the deadline by which a shareholder must submit a proposal in order for such proposal to be properly brought before an annual meeting, provisions addressing what information a shareholder must provide concerning a nominee for election to the board of directors of the Corporation at any annual meeting of shareholders, and the procedures shareholders must follow in order to call a special meeting.

Finally, Article VII of the Bylaws of the Corporation (the “Bylaws”) has been deleted from the Amended and Restated Bylaws. Section 7.1 related to the maintenance and inspection of share register, Section 7.2 related to the maintenance and inspection of bylaws, Section 7.3 related to maintenance and inspection of other corporate records and Section 7.4 related to inspection by directors. This article was deleted from the Bylaws because the Corporation determined that these matters are governed by the California Corporations Code and are not customarily addressed in the bylaws of publicly-traded California corporations.

The Amended and Restated Bylaws of Pac-West Telecomm, Inc. is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

3.1	Amended and Restated Bylaws of Pac-West Telecomm, Inc., amended and restated as of September 21, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC.
(Registrant)

Dated: September 24, 2004

By:	/s/ Peggy Mc Gaw
Peggy Mc Gaw
Vice President Finance

INDEX TO EXHIBITS

3.1	Amended and Restated Bylaws of Pac-West Telecomm, Inc., amended and restated as of September 21, 2004